Marquette Equipment Finance, LLC
A Subsidiary of Meridian Bank, N.A.

LEASE SCHEDULE NO. 001

This Lease Schedule No. 001 dated November 21, 2006 (the "Schedule") between **MARQUETTE EQUIPMENT FINANCE, LLC** (the "Lessor") and **APOLLO GOLD, INC.** (the "Lessee") incorporates by reference the terms and conditions of Master Lease Agreement No. MEF0570 dated November 21, 2006 (the "Master Lease"), Exhibit A (the "Property Description") and Exhibit B (the "Casualty Loss Schedule"), and constitutes a separate lease between Lessor and Lessee and is referred to herein as the "Lease". All capitalized terms used herein but not defined herein shall have the same meanings ascribed to them in the Lease. Lessor shall have the right to replace this Schedule with multiple schedules for the purpose of segregating the Property into separate Lease Schedules.

1. Property: Four (4) Used Caterpillar 785B Off-Highway Trucks as more fully described on the attached Exhibit A of one page which by this reference is made a part hereof.

2. Property Location: Montana Tunnels Mine, Five Miles West of Jefferson City, Jefferson City, MT 59638 as more fully described on the attached Exhibit A of one page which by this reference is made a part hereof.

3. Acceptance Date: As specified in the Acceptance Certificate

4. Initial Period: Eighteen (18) months starting on the Commencement Date

5. Monthly Rental: $124,959.00, plus applicable sales/use tax

   Monthly Rental Payments shall be paid in advance on a quarterly basis.

6. Deposit to First Quarterly Rental: $124,959.00 due in advance, to be applied to the first Monthly Rental of the first quarter, plus applicable sales/use tax

7. Total Cost: $2,300,000.00

8. Monthly Lease Rate Factor: 0.05433

9. Floating Lease Rate Factor: The Lease Rate Factor of 0.05433 shall increase .000069966 for every five (05) basis point increase in Eighteen (18) month U.S. Treasury Notes as of the Acceptance Date of the Property (the "Revised Lease Rate Factor"), at which time the Monthly Rental under this Schedule shall be adjusted by multiplying the Total Cost, indicated in Section 7, by the Revised Lease Rate Factor. The Eighteen (18) month U.S. Treasury Note yield used as the basis for the derivation of the Revised Lease Rate Factor herein is 4.64%.

10. Purchase Option: For purposes of this Schedule only, and provided no Event of Default has occurred under the Lease, at the end of the Initial Period the following amendment shall apply: In Line three of Section 14 of the Master Lease, immediately after the phrase "(1) purchase the Property for a price to be determined by Lessor and Lessee" the phrase "of no less than fifteen percent (15%) and no greater than thirty percent (30%) of Lessor's Total Cost of Property, plus all taxes and other amounts due under the Lease, including but not limited to sales and use tax, property tax, late charges, and any and all other sums due" shall be inserted. All other terms and conditions of the Master Lease shall remain in full force and effect without change.

11. Special Provision: Provided Lessee has made all payments due under the Lease in accordance with the terms of the Lease, then the Purchase Option modification shown in Section 10 above shall be amended as follows: "(1) purchase the Property for a price no greater than twenty five (25%) of Lessor's Total Cost of Property, plus all taxes and other amounts due under the Lease, including but not limited to sales and use tax, property tax, late charges, and any and all other sums due" shall be inserted.

12. Additional Event of Default: Lessor, as Secured Party, and Lessee, as Debtor, have entered into a Security Agreement dated November 21, 2006, pursuant to which Lessee has granted to Lessor a security interest in personal property (the "Collateral" as described in the Security Agreement) to secure Lessee's obligations under this Schedule. Lessee's breach of any of its representations, warranties, covenants and agreements under the Security Agreement shall constitute an additional Event of Default under Section 16 of the Master Lease. Upon the occurrence of an Event of Default specified above, Lessor shall be entitled to exercise all of its rights and remedies under Section 17 of the Master Lease and under the Security Agreement, including without limitation as an additional remedy, foreclosure of Lessor's security interest in the Collateral as provided under the Security Agreement.

Entire Agreement: For purposes of this Schedule only, Section 20(a) of the Master Lease is hereby modified to include the Security Agreement executed in connection therewith as additional documents which, together with other documents described in that section, shall comprise the entire understanding and agreement between the parties with regard to the subject matter thereof.

13. Representation of Lessee: Lessor and Lessee agree that this Schedule constitutes a "finance lease" under the Uniform Commercial Code – Article 2A, in that (a) Lessee has selected the Property in its sole discretion, (b) Lessor has acquired the Property solely for purposes of leasing such Property under this Schedule, and (c) Lessee has received a copy of the contract evidencing Lessor's purchase of the Property.

LESSOR:	LESSEE:
MARQUETTE EQUIPMENT FINANCE, LLC	**APOLLO GOLD, INC.**
BY: /s/ Deanna L. Milsap	BY: Brent E. [signature]
Deanna L. Milsap	
TITLE: Vice President	TITLE: Senior Acountant

T:\Master Library\Core Documents\Schedules\Single\LS Single.doc

EXHIBIT A

Apollo Gold, Inc.
ML No.: MEF0570
Lease Schedule No.: 001
Location: Montana Tunnels Mine, 5 Miles West of Jefferson City, Jefferson City, MT 59638

VENDOR	INVOICE NO.	QTY	DESCRIPTION	SERIAL #
Great American Group		4	1994 CAT 150 TON OFF-ROAD DUMP TRUCKS	6HK00334 6HK00335 6HK00347 6HK00348

and any and all attachments, replacements, parts, substitutions, additions, rebates, accessions and accessories incorporated therein and/or affixed thereto.

EXHIBIT B
CASUALTY LOSS SCHEDULE
DATED NOVEMBER 21, 2006
TO
LEASE SCHEDULE NO. 001

This Casualty Loss Schedule is executed as Exhibit B to Lease Schedule No. 001 dated November 21, 2006 to Master Lease Agreement No. MEF0570 dated November 21, 2006.

The Casualty Loss Value for each item of lost or damaged Property shall be determined by multiplying the original cost to Lessor of such item by the Casualty Loss Percentage indicated below which corresponds to the month of the Lease after the Commencement Date in which the last Monthly Rental payment was made. In the event of a total loss or destruction, the Casualty Loss Value for all lost or damaged Property shall be equal to the dollar amount listed under the Total Casualty Loss Value indicated below which corresponds to the month of the Lease after the Commencement Date in which the last Monthly Rental payment was made. If a partial or total loss occurs at any time prior to the Commencement Date of the Lease, then the Casualty Loss Value shall be equal to the percentage or the dollar amount, as the case may be, corresponding to payment number "0" (or for an amount equal to 130% of the total amount funded if that amount is different than the Total Casualty Loss Value corresponding to payment number "0").

In the event of default under the Lease, Lessor may, in addition to all other remedies available to it under the Lease, recover the dollar amount listed under the Total Casualty Loss Value indicated below as of the Monthly Rental payment date immediately preceding the date of the default, or in the event of a default under the Master Progress Funding Agreement, Lessor may recover the dollar amount listed under the Total Casualty Loss Value corresponding to payment number "0" (or for an amount equal to 130% of the total amount funded if that amount is different than the Total Casualty Loss Value corresponding to payment number "0").

AFTER PAYMENT NUMBER	TOTAL CASUALTY LOSS VALUE	CASUALTY LOSS PERCENTAGE
0	$2,990,000	130.00%
1	$2,885,790	125.47%
2	$2,774,463	120.63%
3	$2,662,611	115.77%
4	$2,550,230	110.88%
5	$2,437,319	105.97%
6	$2,332,107	101.40%
7	$2,217,193	96.40%
8	$2,101,784	91.38%
9	$1,985,878	86.34%

AFTER PAYMENT NUMBER	TOTAL CASUALTY LOSS VALUE	CASUALTY LOSS PERCENTAGE
10	$1,869,473	81.28%
11	$1,752,567	76.20%
12	$1,635,157	71.09%
13	$1,517,241	65.97%
14	$1,400,832	60.91%
15	$1,281,323	55.71%
16	$1,161,350	50.49%
17	$1,040,909	45.26%
18 and thereafter	$920,000	40.00%

LESSOR:

MARQUETTE EQUIPMENT FINANCE, LLC

BY: /s/ Deanna L. Milsap
Deanna L. Milsap
TITLE: Vice President

LESSEE:

APOLLO GOLD, INC.

BY: Brent [signature]

TITLE: Senior Accountant